SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                     ------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported):    May 2, 2002



                                   Coach, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)


            Maryland                1-16153                   52-2242751
         --------------            ---------                 ------------
           (State of         (Commission File Number)       (IRS Employer
         Incorporation)                                   Identification No.)


                    516 West 34th Street, New York, NY 10001
                    ----------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (212) 594-1850
                              --------------------
              (Registrant's telephone number, including area code)




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Item 4.           Changes in Registrant's Certifying Accountant.
                  ---------------------------------------------

         On May 2, 2002, the Board of Directors of the Registrant, upon recommendation of its audit committee, engaged Deloitte & Touche LLP ("Deloitte & Touche"), independent accountants, as the principal accountant to audit the Registrant's financial statements for the fiscal year ending June 29, 2002. The Board of Directors decided not to reengage Arthur Andersen LLP ("Arthur Andersen") for fiscal year 2002. Arthur Andersen audited the Registrant's financial statements for fiscal years 1999, 2000 and 2001. Prior to that time, Coach operated as a division of Sara Lee Corporation, following its acquisition in fiscal year 1986. During that time, Arthur Andersen served as the principal accountant of Sara Lee Corporation.

         In connection with its audit for fiscal years 2000 and 2001, and during the subsequent interim period preceding the engagement of Deloitte & Touche, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. Arthur Andersen's report on the financial statements for fiscal years 2000 and 2001 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the last two fiscal years, and during the subsequent interim period preceding the engagement of Deloitte & Touche, Arthur Andersen did not advise, and has not indicated to the Registrant that it had reason to advise, the Registrant of any reportable event, as defined in Item 304(a) of Regulation S-K of the Exchange Act.

         The Registrant has provided Arthur Andersen a copy of the foregoing disclosures. Attached as Exhibit 16.1 to this Current Report on Form 8-K is a copy of Arthur Andersen's letter, dated May 6, 2002, stating its agreement with the foregoing disclosures.

         During the last two fiscal years, and during the subsequent interim period preceding the engagement of Deloitte & Touche, the Registrant had not consulted Deloitte & Touche regarding the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements or any other matter that would be required to be reported in this Current Report on Form 8-K.


                                       2
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Item 7.       Exhibits.
              --------

16.1 Arthur Andersen's letter, dated May 6, 2002, stating its agreement with the disclosures in this Current Report on Form 8-K.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 8, 2002

                                     COACH, INC.

                                     By:  /s/ Carole P. Sadler
                                          --------------------------------------
                                          Carole P. Sadler
                                          Senior Vice President, General Counsel
                                          and Secretary



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                                  EXHIBIT INDEX



16.1 Arthur Andersen's letter, dated May 6, 2002, stating its agreement with the disclosures in this Current Report on Form 8-K.